Summary Prospectus
May 1, 2018
SunAmerica Series Trust
SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
(Class 1, Class 2 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2018, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is total return.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.22%	0.22%	0.22%
Total Annual Portfolio Operating Expenses	0.97%	1.12%	1.22%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 99	$309	$536	$1,190
Class 2 Shares	114	356	617	1,363
Class 3 Shares	124	387	670	1,477
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of utility companies. The subadviser considers a company to be a utilities company if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Utility companies may include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal

SunAmerica Series Trust

SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
circumstances, to invest in both telecommunications companies and other utility companies.
Total return is a measure of performance which combines all elements of return including income and capital gain or loss.
The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities), but may also invest in debt instruments (i.e., corporate bonds), including below investment grade debt instruments (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative. The Portfolio may invest in companies of any size. The Portfolio may invest in U.S. and foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Portfolio may use derivatives, such as forward currency exchange contracts, futures, options and swaps, to increase or decrease currency exposure.
The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Utility and Telecommunications Industry Risk. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs;
restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.
Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.
Securities of companies in the same or related industries can react similarly to market, economic, political, regulatory, and geopolitical conditions. As a result, the Portfolio’s performance could be more volatile than the performance of more broadly-diversified funds.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

SunAmerica Series Trust

SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Risk of Investing in Junk Bonds. A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.
Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken.

SunAmerica Series Trust

SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, S&P Utility Index and S&P Telecommunication Services Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2007, Massachusetts Financial Services Company (“MFS”) assumed subadvisory duties of the Portfolio.

SunAmerica Series Trust

SA MFS Telecom Utility Portfolio (formerly, Telecom Utility Portfolio)
Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 20.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.98% (quarter ended September 30, 2008). The year-to-date calendar return as of March 31, 2018 was -2.24%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	15.02%	8.57%	5.50%
Class 2 Shares	14.79%	8.41%	5.34%
Class 3 Shares	14.78%	8.32%	5.24%
S&P 500® Index	21.83%	15.79%	8.50%
S&P Telecommunication Services Index	-1.18%	7.65%	5.06%
S&P Utility Index	12.07%	12.60%	6.31%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by MFS.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Maura A. Shaughnessy Investment Officer	2007
Claud P. Davis Investment Officer	2014
Scott Walker Investment Officer	2017
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering documents) for your Variable Contract which may contain additional information about purchase and redemptions of the Portfolio’s shares. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However contract holders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from the Variable Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
CSP-86703T_857_238_220.2
SunAmerica Series Trust

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